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                        ACQUISITION AND CONTRIBUTION AGREEMENT

                            AND JOINT ESCROW INSTRUCTIONS

                                        DATED

                                   DECEMBER 1, 1997

                                    BY AND BETWEEN

                               AIMCO PROPERTIES, L.P.,

                                    AS TRANSFEREE,

                                         AND

                   FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP,

                                    AS TRANSFEROR










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                        ACQUISITION AND CONTRIBUTION AGREEMENT
                            AND JOINT ESCROW INSTRUCTIONS


         THIS ACQUISITION AND CONTRIBUTION AGREEMENT AND JOINT ESCROW INSTRUCTIONS (this "AGREEMENT"), is made and entered into as of December 1, 1997 (the "CLOSING DATE"), by and between AIMCO PROPERTIES, L.P., a Delaware limited partnership ("TRANSFEREE"), and FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership ("TRANSFEROR"), for the purpose of setting forth the agreement of the parties and of instructing Stewart Title Guaranty Company ("ESCROW AGENT") with respect to the transaction contemplated by this Agreement.

                                   R E C I T A L S:

         A. Transferor is the owner of an undivided fee simple interest in the real property located at 766 N. Howard Street, in the City of Alexandria, County of Fairfax, Commonwealth of Virginia, as more particularly described on EXHIBIT "A" attached hereto (the "LAND"). The Land, together with the "Improvements," the balance of the "Real Property," the "Personal Property," and the "Intangible Property" (each as hereinafter defined), shall be collectively referred to herein as the "PROPERTY."

         B. Transferor and Transferee have, in good faith and at arm's length, negotiated the terms and conditions of this Agreement, and Transferor now desires to transfer, contribute and convey the Property to Transferee, and Transferee now desires to accept such transfer, contribution and conveyance, upon and subject to the terms and conditions set forth in this Agreement.

                                  A G R E E M E N T:

         NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferee and Transferor hereby agree, and instruct Escrow Agent, as follows:

1.  TRANSFER, CONTRIBUTION AND CONVEYANCE .

         Subject to all of the terms and conditions of this Agreement, Transferor agrees to transfer, contribute and convey to Transferee, and Transferee agrees to acquire and accept


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from Transferor, a good and marketable fee simple interest in the Property, upon the terms and conditions set forth herein.

2.  CONTRIBUTION VALUE.

         2.1 PAYMENT. The contribution value of the Property (the "CONTRIBUTION VALUE") shall equal ONE HUNDRED TEN MILLION TWO HUNDRED SEVENTY THOUSAND TWO HUNDRED SIXTY-EIGHT DOLLARS ($110,270,268.00) less the sum of all liens, mortgages and encumbrances affecting the Property, subject to adjustment for prorations and closing costs as hereinafter provided. The Contribution Value shall be payable at the "Closing" (as hereinafter defined) in the form of limited partnership units in Transferee (collectively, "OP UNITS"); provided, however, that a portion of the Contribution Value equal to the sum of all of Transferor's "Closing Costs" (as herein defined) shall be payable in cash by wire transfer of federal funds (instead of in the form of OP Units). The number of OP Units which Transferor shall receive shall be determined by dividing the Contribution Value (less the sum of all of Transferor's Closing Costs) by the average trading price of the Class A Common Stock (the "COMMON STOCK") of Apartment Investment & Management Company, a Maryland corporation, for the ten
(10) "Business Days" (as hereinafter defined) preceding the second (2nd) Business Day prior to the Closing, which amount shall, for the purposes of this
Section 2.1, be deemed to be the price of the Common Stock.

         2.2  ADJUSTMENT FOR PRORATIONS AND CLOSING COSTS.  On the Closing
Date, Transferee shall receive as a credit against the Contribution Value an amount equal to the sum of: (i) all security deposits which were paid by tenants ("TENANTS") under the "Leases" (as hereinafter defined) to or for the account of Transferor plus accrued interest, if and to the extent required to be paid to such Tenants on such security deposits; (ii) expenses and other sums owed by Transferor to Tenants for work or disputes which occurred prior to the Closing Date; and (iii) the amount, if any, by which prorated amounts allocated to Transferor pursuant to Section 5.5 below exceed prorated amounts allocated to Transferee pursuant to Section 5.5 below.

3.  OPENING OF ESCROW.

         On the Closing Date, Transferee and Transferor shall cause an escrow ("ESCROW") to be opened with Escrow Agent by delivery to Escrow Agent of a fully executed copy of this Agreement (the "OPENING OF ESCROW"). This Agreement shall constitute escrow instructions to the Escrow Agent as well as the agreement of the parties. Escrow Agent is hereby appointed and designated to act as the Escrow Agent and instructed to deliver,


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pursuant to the terms of this Agreement, the documents and funds to be deposited into Escrow as herein provided. The parties hereto shall execute such additional escrow instructions (not inconsistent with this Agreement as determined by counsel for Transferee and Transferor) as Escrow Agent shall deem reasonably necessary for its protection, including Escrow Agent's general provisions (as may be modified by Transferee, Transferor and Escrow Agent). In the event of any inconsistency between this Agreement and such additional escrow instructions, the provisions of this Agreement shall govern.

4.  DESCRIPTION OF PROPERTY.

         4.1 THE IMPROVEMENTS. As used herein, the term "IMPROVEMENTS" shall mean all buildings, improvements, structures and fixtures now or hereafter located on or in the Land, including, without limitation, the building located at 766 N. Howard Street, Alexandria, Virginia, being used for residential apartments, containing 2113 units, and commonly known as "Foxchase of Alexandria" and/or "Foxchase Apartments."

         4.2 THE REAL PROPERTY. As used herein, the term "REAL PROPERTY" shall include (i) the Land, (ii) the Improvements, (iii) all apparatus, equipment and appliances affixed to and used in connection with the operation or occupancy of the Land and/or any of the Improvements (such as heating, air conditioning or mechanical systems and facilities used to provide any utility services, refrigeration, ventilation, waste disposal or other services) and now or hereafter located on or in the Land or any of the Improvements, and (iv) all of the rights, privileges and easements appurtenant to or used in connection with the Land and/or any of the Improvements, including, without limitation, all minerals, oil, gas and other hydrocarbon substances, all development rights, air rights, water, water rights and water stock relating to the Land, all strips and gores, and all of Transferor's right, title and interest in and to any streets, alleys, easements, rights-of-way, public ways, or other rights appurtenant, adjacent or connected to the Land.

         4.3 THE PERSONAL PROPERTY. As used herein, the term "PERSONAL PROPERTY" shall mean all of that certain tangible personal property, equipment and supplies owned by Transferor and situated at the Real Property and used by Transferor in connection with the use, operation, maintenance or repair of all or any portion of the Real Property.

         4.4 THE INTANGIBLE PROPERTY. As used herein, the term "INTANGIBLE PROPERTY" shall mean all of that certain intangible property owned by Transferor and used by Transferor in connection with all or any portion of the Real Property and/or the Personal Property, including, without limitation, all of Transferor's right, title and interest in, to and under: (i) all leases, licenses, tenancies and other occupancy agreements (whether written or oral) now


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in effect at the Property (collectively, the "LEASES"); (ii) all contract rights, books, records, reports, test results, environmental assessments, if any, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance, repair, construction or fabrication of all or any portion of the Real Property and/or the Personal Property; (iii) all rights, if any, in and to the names used by Transferor in operating the Property, including, without limitation, "Foxchase of Alexandria" and "Foxchase Apartments;" (iv) all transferable business licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements affecting any portion of the Real Property; and (v) all transferable guarantees, warranties and utility contracts relating to all or any portion of the Real Property.

5.  CLOSING.

         5.1 CLOSING DATE. Subject to the provisions of this Agreement, the Closing shall take place concurrently with the execution of this Agreement. As used herein, the "CLOSING" shall mean the recordation in the appropriate land records (the "OFFICIAL RECORDS") of a duly executed and acknowledged special warranty deed, in the form of EXHIBIT "B" attached hereto (the "DEED"), subject only to the Permitted Exceptions (as hereinafter defined.

         5.2 DELIVERIES BY TRANSFEROR. On the Closing Date, Transferor, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following documents and instruments, each dated as of the Closing Date, in addition to the other items and payments required by this Agreement to be delivered by Transferor:

              5.2.1   DEED.   The original executed and acknowledged Deed
conveying the Real Property to Transferee;

              5.2.2 NON-FOREIGN AFFIDAVIT. An original executed non-foreign affidavit in the form of EXHIBIT "C" attached hereto (the "NON-FOREIGN AFFIDAVIT");

              5.2.3 ASSIGNMENT OF LEASES. Four (4) original executed counterparts of an assignment of leases and security deposits with respect to the Property in the form of EXHIBIT "D" attached hereto (the "ASSIGNMENT OF LEASES");

              5.2.4 BILL OF SALE. Four (4) executed originals of a bill of sale and assignment with respect to the Property in the form of EXHIBIT "E" attached hereto (the "BILL OF SALE");


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              5.2.5   INVESTOR QUESTIONNAIRE.  An original completed and
executed investor questionnaire in the form of EXHIBIT "F" attached hereto (the "INVESTOR QUESTIONNAIRE");

              5.2.6 ACKNOWLEDGEMENT. Four (4) original executed counterparts of an acknowledgement in the form of EXHIBIT "G" attached hereto (the "ACKNOWLEDGEMENT");

              5.2.7 PROOF OF AUTHORITY. Such proof of Transferor's authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Transferor to act for and bind Transferor as may be reasonably required by Transferee or Stewart Title Guaranty Company (in such capacity, "TITLE COMPANY"); and

              5.2.8 OTHER. Such other documents and instruments, signed and properly acknowledged by Transferor, if appropriate, as may be reasonably required by Transferee, Title Company, Escrow Agent or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transaction contemplated herein (including, without limitation, affidavits reasonably required by the Title Company in order to facilitate its issuance at the Closing of an American Land Title Association extended coverage owner's policy of title insurance ("TRANSFEREE'S TITLE POLICY") for the Real Property in favor of Transferee, with an effective date not earlier than the Closing Date, with liability coverage equal to the amount of the Contribution Value, showing fee title to the Property vested in Transferee or Transferee's nominee, with those endorsements requested by Transferee, and subject only to those exceptions that are reasonably acceptable to Transferee (collectively, the "PERMITTED EXCEPTIONS")).

         5.3 DELIVERIES BY TRANSFEREE. On the Closing Date, Transferee, at its sole cost and expense, shall deliver or cause to be delivered into Escrow the following documents and instruments, each dated as of the Closing Date, in addition to the other items and payments required by this Agreement to be delivered by Transferee:

              5.3.1 CONTRIBUTION VALUE AND CLOSING COSTS. One or more certificates ("CERTIFICATES") representing the OP Units issued pursuant to the terms of Section 2 hereof, together with cash in an amount equal to the sum of all Closing Costs;

              5.3.2 ASSIGNMENT OF LEASES. Four (4) original executed counterparts of the Assignment of Leases;


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              5.3.3   ACKNOWLEDGEMENT.  Four (4) original executed
counterparts of the Acknowledgement;

              5.3.4 PROOF OF AUTHORITY. Such proof of Transferee's authority and authorization to enter into this Agreement and the transaction contemplated hereby, and such proof of the power and authority of the individual(s) executing or delivering any instruments, documents or certificates on behalf of Transferee to act for and bind Transferee as may be reasonably required by Title Company or Transferor; and

              5.3.5 OTHER. Such other documents and instruments signed and properly acknowledged by Transferee, if appropriate, as may reasonably be required by Transferor, Title Company, Escrow Agent, or otherwise in order to effectuate the provisions of this Agreement and the Closing of the transaction contemplated herein.

         5.4 ACTIONS BY ESCROW AGENT. When Transferee and Transferor have deposited into Escrow the documents and funds required by this Agreement, and Title Company is irrevocably committed to issue Transferee's Title Policy with an effective date not earlier than the Closing Date, Escrow Agent shall, in the order and manner herein below indicated, take the following actions:

              5.4.1 FUNDS AND CERTIFICATES. Disburse all funds and deliver the Certificates deposited with it by Transferee as follows:

                      5.4.1.1 pursuant to a Closing statement approved by Transferee and Transferor, retain for Escrow Agent's own account all escrow fees and costs, disburse to Title Company the fees and expenses incurred in connection with the issuance of Transferee's Title Policy, and disburse to any other persons or entities entitled thereto the amount of any other Closing Costs;

                      5.4.1.2     deliver the Certificates to Transferor; and

                      5.4.1.3 disburse to the party who deposited the same into Escrow any remaining funds in the possession of Escrow Agent after payments pursuant to Section 5.4.1.1 above have been completed.

              5.4.2 RECORDING. Cause the Deed and any other documents which the parties hereto may mutually direct to be recorded in the Official Records and obtain conformed copies thereof for distribution to Transferee and Transferor.


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              5.4.3   TITLE POLICY.  Cause the Title Company to issue
Transferee's Title Policy to Transferee.

              5.4.4 DELIVERY OF DOCUMENTS. Deliver (a) to Transferee and Transferor each, two (2) originals of all documents deposited into Escrow (other than the Deed, the Non-Foreign Affidavit, the Investor Questionnaire and the Certificates) and (b) to Transferee, the Non-Foreign Affidavit and the Investor Questionnaire.

         5.5 PRORATIONS. Rentals, revenues, and other income, if any, from the Property, taxes, assessments, improvement bonds, service or other contract fees, equity costs, and other expenses affecting the Property shall be prorated between Transferee and Transferor as of the Closing Date based on a 365 day year. For purposes of calculating prorations, Transferee shall be deemed to be title holder of the Property, and therefore entitled to the income and responsible for the expenses, after 12:01 a.m. on the Closing Date. Delinquent rentals as of the Closing Date shall not be prorated, but when paid to Transferee shall be delivered by Transferee to Transferor, less the costs and expenses incurred by Transferee in collecting the same (provided that all current rent has then been paid with respect to such Leases). After the Closing, Transferor shall have no right to proceed in any manner or make any claim against any Tenants for rents that were delinquent as of the Closing Date, except to the extent that any such person no longer occupies any portion of the Property. All non-delinquent real estate taxes or assessments on the Property shall be prorated based on the actual current tax bill, but if such tax bill has not yet been received by Transferor by the Closing Date or if supplemental taxes are assessed after the Closing for the period prior to the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Transferor shall have borne all real property taxes, including all supplemental taxes, allocable to the period prior to the Closing and Transferee shall bear all real property taxes, including all supplemental taxes, allocable to the period from and after the Closing. If any expenses attributable to the Property and allocable to the period prior to the Closing are discovered or billed after the Closing, the parties shall make any necessary adjustment after the Closing by cash payment to the party entitled thereto so that Transferor shall have borne all expenses allocable to the period prior to the Closing and Transferee shall bear all expenses allocable to the period from and after the Closing. The provisions of this Section 5.5 shall survive the Closing.

         5.6 CLOSING COSTS. Each party shall pay its own costs and expenses arising in connection with the Closing (including, without limitation, its own attorneys' and advisors' fees), except the following costs (the "CLOSING COSTS"):


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              5.6.1   all documentary transfer, stamp, sales and other taxes
related to the transfer of the Property (other than any State Grantor's Taxes), which shall be paid by Transferee;

              5.6.2 all State Grantor's Taxes, which shall be paid by Transferor;

              5.6.3 Escrow Agent's escrow fees and costs, which shall be paid one-half (1/2) by Transferor and one-half (1/2) by Transferee;

              5.6.4 the cost of the "Disposition Fee" (as defined in that certain Purchase Agreement, executed in 1980, by and among National Corporation for Housing Partnerships, The National Housing Partnership and certain limited partners of Transferor), which shall be paid by Transferor;

              5.6.5 the cost of Transferee's Title Policy and all endorsements thereto, which shall be paid by Transferee; and

              5.6.6   all recording fees, which shall be paid by Transferor.

         5.7 DELIVERIES OUTSIDE OF ESCROW. Transferor shall deliver possession of the Property, subject only to the Permitted Exceptions, to Transferee upon the Closing. Further, Transferor hereby covenants and agrees to deliver to Transferee, at the Closing, the following items:

              5.7.1 INTANGIBLE PROPERTY. The Intangible Property, including, without limitation, the original Leases.

              5.7.2 PERSONAL PROPERTY. The Personal Property, including, without limitation, any and all keys, pass cards, remote controls, security codes, computer software and other devices relating to access to the Improvements.

              5.7.3   NOTICES.

                      5.7.3.1     TENANT NOTICE.  A letter to all of the
Tenants in form and substance reasonably acceptable to Transferee, duly executed by Transferor, dated as of the Closing Date and addressed to all of the Tenants, informing such Tenants of the transfer of the Property and the assignment of the Leases to Transferee together with an instruction to pay all amounts due under the Leases following the Closing Date to Transferee.


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                      5.7.3.2     SERVICE CONTRACT NOTICE.  A letter to all of
the vendors of the service contracts for the Property in form and substance reasonably acceptable to Transferee, duly executed by Transferor, dated as of the Closing Date and addressed to all of such vendors, informing said vendors of the assignment of the service contracts to Transferee.

6.  REPRESENTATIONS, WARRANTIES AND COVENANTS.

         6.1 TRANSFEROR'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Transferor represents and warrants to and covenants and agrees with Transferee, as of the Closing Date, as follows:

              6.1.1 TITLE. Transferor is the sole legal and equitable owner of the Property. No other parties claim any right, title or interest in or to the Property, or any portion thereof, based on any legal or equitable theory.

              6.1.2 AUTHORITY, VALIDITY OF AGREEMENTS. Transferor has the full right, power and authority to execute this Agreement, to convey the Property to Transferee as provided herein and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments, documents and agreements to be executed by Transferor in connection herewith shall be duly authorized, executed and delivered by Transferor and shall be valid, binding and enforceable obligations of Transferor.

              6.1.3 DUE ORGANIZATION; CONSENTS. Transferor is a limited partnership duly organized, validly existing and in good standing under the laws of the Commonwealth of Virginia. All requisite action has been taken by Transferor in connection with entering into this Agreement, and will be taken prior to the Closing in connection with the execution and delivery of the instruments referenced herein and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required in connection herewith which has not been, or prior to the Closing will not be, obtained.

              6.1.4 NO CONFLICTS. The execution and delivery of this Agreement, the consummation of the transaction herein contemplated, and compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document, or instrument or agreement, oral or written, to which Transferor is a party or by which Transferor or the Property is bound, or any applicable regulation of any governmental agency, or any


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judgment, order or decree of any court having jurisdiction over Transferor or all or any portion of the Property.

              6.1.5 FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT. Transferor is not a foreign person within the meaning of 42 USCS Section 1445(f)(3).

              6.1.6   OP UNITS.

                      6.1.6.1 Transferor is an "Accredited Investor," as defined in Rule 501 of the General Rules and Regulations promulgated under the Securities Act of 1933, as amended (the "ACT").

                      6.1.6.2 Transferor has had access to such financial and other information, and has been afforded the opportunity to ask questions of representatives of Transferee, and to receive answers to those questions, as it has deemed necessary in connection with the acquisition of the OP Units that are to be acquired pursuant hereto.

                      6.1.6.3 Transferor (i) acknowledges that the OP Units that will be acquired pursuant to this Agreement are being acquired in transactions not involving any public offering within the meaning of the Act, and that the OP Units have not been registered and may never be registered under the Act, and (ii) agrees not to offer, sell, transfer or otherwise dispose of all or any portion of the OP Units in the absence of registration under the Act unless it delivers to Transferee an opinion of counsel reasonably satisfactory to Transferee, in form and substance satisfactory to Transferee, to the effect that the proposed sale, transfer or other disposition may be effected without registration under the Act and under applicable state securities or blue sky laws.

                      6.1.6.4 Transferor acknowledges and agrees that the OP Units will be in the form of physical certificates and that unless such OP Units shall have been registered under the Act, the certificates will bear a legend to the following effect:

    THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE REASONABLY SATISFACTORY TO THE COMPANY, IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED


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    SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION
    UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.

                      6.1.6.5 Transferor (i) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an acquisition of the OP Units and is able to bear the economic risk of a loss of an investment in the OP Units and (ii) is not acquiring any OP Units with a view to the distribution of the OP Units or any present intention of offering or selling any of the OP Units in a transaction that would violate the Act or the securities laws of any state or any other applicable jurisdiction.

                      6.1.6.6 With respect to individual or partnership tax and other economic considerations involved in the transaction contemplated by this Agreement, including an investment in OP Units, Transferor is not relying on Transferee (or any agent or representative of Transferee). Transferor has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional legal, tax, accounting and financial advisors the suitability of an investment in the OP Units for its particular tax and financial situation and has determined that the OP Units being acquired by Transferor are a suitable investment for Transferor.

                      6.1.6.7 No representations or warranties by Transferor in this Agreement, nor any document, exhibit, statement, certificate or schedule heretofore or hereinafter furnished to Transferee pursuant hereto, or in connection with the transaction contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading.

              6.1.7 SURVIVAL. All of the representations, warranties and agreements of Transferor set forth in this Agreement shall be true upon the Closing Date and shall survive the delivery of the Deed and the Closing.

         6.2 TRANSFEREE'S REPRESENTATIONS, WARRANTIES AND COVENANTS. Transferee represents and warrants to and covenants and agrees with Transferor, as of the Closing Date, as follows:

              6.2.1 AUTHORITY, VALIDITY OF AGREEMENTS. Transferee has the full right, power and authority to execute this Agreement, to accept the Property from Transferor as provided herein and to carry out its obligations hereunder. The individual(s) executing this Agreement and the instruments, documents and agreements to be executed by Transferee


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in connection herewith shall be duly authorized, executed and delivered by
Transferee and shall be valid, binding and enforceable obligations of Transferee.

              6.2.2 DUE ORGANIZATION; CONSENTS. Transferee is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware. All requisite partnership action has been taken by Transferee in connection with entering into this Agreement, and will be taken prior to the Closing in connection with the execution and delivery of the instruments referenced herein and the consummation of the transaction contemplated hereby. No consent of any partner, shareholder, beneficiary, creditor, investor, judicial or administrative body, governmental authority or other party is required in connection herewith which has not been, or prior to the Closing will not be, obtained.

              6.2.3 NO CONFLICTS. The execution and delivery of this Agreement, the consummation of the transaction herein contemplated, and compliance with the terms of this Agreement will not conflict with, or, with or without notice or the passage of time or both, result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, deed of trust, mortgage, loan agreement, or other document, or instrument or agreement, oral or written, to which Transferee is a party or by which Transferee is bound, or any applicable regulation of any governmental agency, or any judgment, order or decree of any court having jurisdiction over Transferee.

              6.2.4 SURVIVAL. All of the representations, warranties and agreements of Transferee set forth in this Agreement shall be true upon the Closing Date and shall survive the delivery of the Deed and the Closing.

7.  BROKERS.

         Transferee and Transferor each hereby represent, warrant to and agree with each other that it has not had, and shall not have, any dealings with any third party to whom the payment of any broker's fee, finder's fee, commission or other similar compensation shall or may become due or payable in connection with the transaction contemplated hereby.

8.  MISCELLANEOUS PROVISIONS.

         8.1 GOVERNING LAW. This Agreement and the legal relations between the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of law. The parties each hereby irrevocably consent and submit to the jurisdiction of the courts in the


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Commonwealth of Virginia for the purposes of all legal proceedings arising out of or relating to this Agreement.

         8.2  ENTIRE AGREEMENT; MODIFICATIONS; WAIVER.

              8.2.1 ENTIRE AGREEMENT. This Agreement, including, without limitation, the exhibits attached hereto, constitutes the entire agreement between Transferee and Transferor pertaining to the subject matter hereof and supersedes all prior agreements, understandings, letters of intent, negotiations and discussions, whether oral or written, of the parties, and there are no warranties, representations or other agreements, express or implied, made to either party by the other party in connection with the subject matter hereof except as specifically set forth herein or in the documents delivered pursuant hereto or in connection herewith.

              8.2.2 MODIFICATIONS; WAIVER. No supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

         8.3 NOTICES. All notices, consents, requests, reports, demands or other communications hereunder (collectively, "NOTICES") shall be in writing and may be given personally, by registered or certified mail, by telecopy or by Federal Express (or other reputable overnight delivery service), as follows:

         To Transferee:      AIMCO Properties, L.P.
                             1873 South Bellaire Street, 17th Floor
                             Denver, Colorado 80222-4348
                             Attention:  Mr. Harry Alcock
                             Telephone:  (303) 757-8101
                             Telecopy:  (303) 504-4889

         and to:             AIMCO Properties, L.P.
                             28200 Highway 189, Suite F240
                             Lake Arrowhead, California  92352
                             Attention:  Mr. Peter K. Kompaniez
                             Telephone:  (909) 336-4821
                             Telecopy:  (909) 336-4826
         with a copy to:     Skadden, Arps, Slate, Meagher & Flom LLP
                             300 South Grand Avenue, Suite 3400
                             Los Angeles, California  90071
                             Attention:  Allan G. Mutchnik, Esq.
                             Telephone:  (213) 687-5391
                             Telecopy:  (213) 687-5600

         To Transferor:      First Alexandria Associates Limited Partnership
                             c/o The National Housing Partnership
                             8065 Leesburg Pike, Suite 400
                             Vienna, VA 22182-2738
                             Attention:  General Counsel
                             Telephone:  (703) 394-2400
                             Telecopy:  (703) 394-2930

         To Escrow Agent:    Stewart Title Guaranty Company
                             1980 Post Oak Boulevard, Suite 610
                             Houston, Texas  77056
                             Attention:  Ms. Lolly Avant
                             Telephone:  (800) 729-1906
                             Telecopy:  (713) 552-1703

or to such other address or such other person as the addressee party shall have last designated by notice to the other parties. All Notices shall be deemed to have been given when received. All Notices given by telecopy shall be followed by the delivery of a hard copy of such Notice, provided that such Notice shall be deemed to have been given when received by telecopy.

         8.4 EXPENSES. Subject to the provision for payment of Closing Costs in accordance with Section 5.6 hereof, whether or not the transaction contemplated by this Agreement shall be consummated, all fees and expenses incurred by any party hereto in connection with this Agreement shall be borne by such party.

         8.5  ASSIGNMENT.

              8.5.1 TRANSFEROR'S RIGHT TO ASSIGN. Transferor shall not have the right to assign this Agreement or any portion hereof or to delegate any duties or obligations arising under this Agreement, voluntarily, involuntarily or by operation of law, without Transferee's prior written consent.

              8.5.2 TRANSFEREE'S RIGHT TO ASSIGN. Transferee shall have the right, power and authority to assign this Agreement or any portion of this Agreement or Transferee's rights hereunder or to delegate any duties or obligations arising under this Agreement, voluntarily, involuntarily or by operation of law, without Transferor's consent, to any affiliate of Transferee; provided, however, that no such assignment or delegation shall relieve Transferee of its obligations or liabilities under this Agreement.

         8.6 SEVERABILITY. Any provision or part of this Agreement which is invalid or unenforceable in any situation in any jurisdiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity and shall not affect the enforceability of the remaining provisions hereof or the validity or enforceability of any such provision in any other situation or in any other jurisdiction.

         8.7 SUCCESSORS AND ASSIGNS; THIRD PARTIES. Subject to and without waiver of the provisions of Section 8.5 hereof, all of the rights, duties, benefits, liabilities and obligations of the parties shall inure to the benefit of, and be binding upon, their respective successors and assigns. Except as specifically set forth or referred to herein, nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties hereto and their successors or permitted assigns, any rights or remedies under or by reason of this Agreement.

         8.8 COUNTERPARTS. This Agreement may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         8.9 HEADINGS. The section headings of this Agreement are for convenience of reference only and shall not be deemed to modify, explain, restrict, alter or affect the meaning or interpretation of any provision hereof.

         8.10 TIME OF THE ESSENCE. Time shall be of the essence with respect to all matters contemplated by this Agreement.

         8.11 FURTHER ASSURANCES. In addition to the actions recited herein and contemplated to be performed, executed, and/or delivered by Transferor and Transferee, Transferor and Transferee agree to perform, execute and/or deliver or cause to be performed, executed and/or delivered at Closing or after Closing any and all such further acts, instruments, deeds and assurances as may be reasonably required to consummate the transaction contemplated hereby.

         8.12 NUMBER AND GENDER. Whenever the singular number is used, and when required by the context, the same includes the plural, and the masculine gender includes the feminine and neuter genders.

         8.13 CONSTRUCTION. This Agreement shall not be construed more strictly against one party hereto than against any other party hereto merely by virtue of the fact that it may have been prepared by counsel for one of the parties.

         8.14 EXHIBITS. All exhibits attached hereto are hereby incorporated by reference as though set out in full herein.

         8.15 ATTORNEY'S FEES. In the event that either party hereto brings an action or proceeding against the other party to enforce or interpret any of the covenants, conditions, agreements or provisions of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover all reasonable costs and expenses of such action or proceeding, including, without limitation, reasonable attorneys' fees, charges, disbursements and the reasonable fees and costs of expert witnesses.

         8.16 BUSINESS DAYS. As used herein, the term "BUSINESS DAY" shall mean a day that is not a Saturday, Sunday or legal holiday. In the event that the date for the performance of any covenant or obligation under this Agreement shall fall on a Saturday, Sunday or legal holiday, the date for performance thereof shall be extended to the next Business Day.

         8.17 POST-CLOSING ACCESS TO RECORDS. Upon receipt by Transferor of Transferee's reasonable written request at anytime and from time to time within a period of three (3) years after the Closing, Transferor shall, at Transferor's principal place of business, during Transferor's normal business hours, make all of Transferor's records relating to the Property available to Transferee for inspection and copying (at Transferee's sole cost and expense).

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                  TRANSFEREE:

                                  AIMCO PROPERTIES, L.P.,
                                  a Delaware limited partnership

                                  By:  AIMCO-GP, Inc.,
                                  Its: General Partner



                                       By:  /s/ Harry Alcock
                                            ----------------------
                                            Harry Alcock
                                            Vice President

                                  TRANSFEROR:

                                  FIRST ALEXANDRIA ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Virginia limited partnership

                                  By:  THE NATIONAL HOUSING
                                       PARTNERSHIP,
                                       a District of Columbia limited
                                       partnership
                                  Its: General Partner

                                       By:  NATIONAL CORPORATION
                                            FOR HOUSING PARTNERSHIPS,
                                            a District of Columbia corporation
                                       Its: General Partner

                                            By:  /s/ Tom Toomey
                                                 ----------------
                                                 Tom Toomey
                                                 Executive Vice President
                                                 Finance and Administration

ESCROW AGENT:

The undersigned Escrow Agent accepts the foregoing Acquisition and Contribution Agreement and Joint Escrow Instructions and agrees to act as Escrow Agent thereunder in strict accordance with its terms.

STEWART TITLE GUARANTY COMPANY



By:  /s/
    ------------
    Name:
    Title:

                                   LIST OF EXHIBITS


EXHIBIT "A"   LEGAL DESCRIPTION OF PROPERTY

EXHIBIT "B"   FORM OF SPECIAL WARRANTY DEED

EXHIBIT "C"   FORM OF NON-FOREIGN AFFIDAVIT

EXHIBIT "D"   FORM OF ASSIGNMENT OF LEASES

EXHIBIT "E"   FORM OF BILL OF SALE

EXHIBIT "F"   FORM OF INVESTOR QUESTIONNAIRE

EXHIBIT "G"   ACKNOWLEDGEMENT

                                     EXHIBIT "A"

                            LEGAL DESCRIPTION OF PROPERTY

                                     EXHIBIT "B"





                                SPECIAL WARRANTY DEED


    THIS SPECIAL WARRANTY DEED is made and entered into as of this ____ day of ___________, 1997, by and between FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership, party of the first part, and AIMCO PROPERTIES, L.P., a Delaware limited partnership, party of the second part.

                                     WITNESSETH:

    THAT, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the said party of the first part does grant and convey, with Special Warranty, unto the said party of the second part, in fee simple, that certain land and premises situate in the County of Fairfax, Virginia, all as more particularly described on EXHIBIT "A" attached hereto and incorporated by reference as though fully set forth herein.

         TOGETHER with the buildings and improvements thereupon erected, made or being thereon (or to be erected or made thereon), and all of the estate, right, title, interest and claim, either at law or in equity, or otherwise however, of the said party of the first part, of, in, to, or out of the said land and premises and the rights, alleys, ways, waters, privileges, appurtenances and advantages, to the same belonging or otherwise appertaining thereto.

TAX MAP NUMBER:    039.00-04-17-0

GRANTEE'S ADDRESS: AIMCO Properties, L.P.
                   1873 South Bellaire Street, 17th Floor
                   Denver, Colorado 80222-4348
                   Attention:  Chief Financial Officer

    TO HAVE AND TO HOLD, the above land and premises unto the said party of the second part, its successors and assigns forever, in fee simple subject to the easements, covenants, restrictions, rights of way and other matters of record, if any, pertaining thereto among the land records of the County of Fairfax, Virginia.

    AND the said party of the first part, covenants that it will warrant SPECIALLY the property hereby conveyed, and that it will execute such further assurances thereof as may be requisite.

    IN WITNESS WHEREOF, the said First Alexandria Associates Limited Partnership, party of the first part, has, as of the day and year first above written, executed this Special Warranty Deed.


                   FIRST ALEXANDRIA ASSOCIATES
                   LIMITED PARTNERSHIP,
                   a Virginia limited partnership

                   By:  THE NATIONAL HOUSING
                        PARTNERSHIP,
                        a District of Columbia limited partnership
                   Its: General Partner

                        By:  NATIONAL CORPORATION
                             FOR HOUSING PARTNERSHIPS,
                             a District of Columbia corporation
                        Its: General Partner



                             By:
                                  ------------------------
                                  Tom Toomey
                                  Executive Vice President
                                  Finance and Administration

STATE OF ________________    )
                             )         :  ss.
COUNTY OF _______________    )

    On the __ day of_______________, 1997 , before me,________________________
_________________________________________________________, personally appeared
______________________________________________________________________________
_____________________________________________________________________________,
/ / personally known to me or   proved to me on the basis of satisfactory
evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.


-------------------------
(SEAL)

                                     EXHIBIT "C"

                                NON-FOREIGN AFFIDAVIT


         1. Section 1445 of the Internal Revenue Code of 1986, as amended (the "IRC"), provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person.

         2. In order to inform AIMCO Properties, L.P., a Delaware limited partnership ("TRANSFEREE"), that withholding of tax is not required upon the disposition by First Alexandria Associates Limited Partnership, a Virginia limited partnership ("TRANSFEROR"), of the United States real property more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference (the "PROPERTY"), the undersigned Transferor certifies and declares by means of this certification, the following:

         a. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the IRC and the Income Tax Regulations).

         b.   Transferor is a limited partnership.

         c.   Record title to the Property is in the name of Transferor.

         d.   Transferor's federal taxpayer identification number is:

              -------------------------

         e.   Transferor's address is:
              First Alexandria Associates Limited Partnership
              c/o The National Housing Partnership
              8065 Leesburg Pike, Suite 400
              Vienna, VA 22182-2738
              Attention:  General Counsel

         3. Transferor understands that this certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained in this certification may be punished by fine, imprisonment or both.

         Under penalties of perjury, Transferor declares that it has carefully examined this certification and it is true, correct and complete.

         Executed this ___ day of _________, 1997.


                                  TRANSFEROR:

                                  FIRST ALEXANDRIA ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Virginia limited partnership

                                  By:  THE NATIONAL HOUSING
                                       PARTNERSHIP,
                                       a District of Columbia limited
                                       partnership
                                  Its: General Partner

                                       By:  NATIONAL CORPORATION
                                            FOR HOUSING PARTNERSHIPS,
                                            a District of Columbia corporation
                                       Its: General Partner



                                            By:
                                                 --------------------------
                                                 Tom Toomey
                                                 Executive Vice President
                                                 Finance and Administration

                                     EXHIBIT "D"

                      ASSIGNMENT OF LEASES AND SECURITY DEPOSITS


    THIS ASSIGNMENT OF LEASES AND SECURITY DEPOSITS ("ASSIGNMENT") is made and entered into as of the _______ day of ___________, 1997, by and between AIMCO PROPERTIES, L.P., a Delaware limited partnership ("ASSIGNEE"), and FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership ("ASSIGNOR") .

                                   R E C I T A L S

    WHEREAS, Assignor, as landlord, has entered into those certain leases identified on EXHIBIT "A" attached hereto and incorporated herein by reference (collectively, together with all amendments, modifications, supplements, restatements and guarantees thereof, the "LEASES"), for certain property located in the City of Alexandria, County of Fairfax, Commonwealth of Virginia;

    WHEREAS, Assignor and Assignee have entered into that certain Acquisition and Contribution Agreement and Joint Escrow Instructions, dated as of __________, 1997 (the "ACQUISITION AGREEMENT"); and

    WHEREAS, the Acquisition Agreement requires Assignor and Assignee to execute this Assignment.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby agree as follows:

                                  A G R E E M E N T

    1. ASSIGNMENT AND ASSUMPTION. From and after the date hereof for the remainder of the term of each of the Leases, Assignor hereby irrevocably assigns, sets over, transfers and conveys to Assignee all of Assignor's right, title and interest in and to (i) the Leases and (ii) all security deposits made under the Leases (the "SECURITY DEPOSITS"). Subject to the terms and conditions of the Acquisition Agreement, Assignee hereby accepts this Assignment of the Leases and Security Deposits and the rights granted herein. Assignee hereby expressly assumes, for itself and its successors, assigns and legal representatives, the Leases and all of the obligations and liabilities, fixed and contingent, of Assignor thereunder accruing from and after the date hereof with respect to the Leases (including, without limitation, the obligation to account for the Security Deposits) and agrees to (a) be fully bound by all of the terms, covenants, agreements, provisions, conditions, obligations and liability of Assignor thereunder, which accrue from and after the date hereof, and (b) keep, perform and observe all of the covenants and conditions contained therein on the part of Assignor to be kept, performed and observed, from and after the date hereof.

    2.   GENERAL PROVISIONS.

         a. SUCCESSORS. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

         b. COUNTERPARTS. This Assignment may be executed in as many counterparts as may be deemed necessary and convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

         c. GOVERNING LAW. This Assignment and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of law.

    IN WITNESS WHEREOF, this Assignment was made and executed as of the date first above written.

                                  ASSIGNEE:

                                  AIMCO PROPERTIES, L.P.,
                                  a Delaware limited partnership,

                                  By:  AIMCO-GP, Inc.,
                                  Its: General Partner



                                       By:
                                            -------------------------
                                            Harry Alcock
                                            Vice President


                                  ASSIGNOR:

                                  FIRST ALEXANDRIA ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Virginia limited partnership

                                  By:  THE NATIONAL HOUSING
                                       PARTNERSHIP,
                                       a District of Columbia limited
                                       partnership
                                  Its: General Partner

                                       By:  NATIONAL CORPORATION
                                            FOR HOUSING PARTNERSHIPS,
                                            a District of Columbia corporation
                                       Its: General Partner



                                            By:
                                                 --------------------------
                                                 Tom Toomey
                                                 Executive Vice President
                                                 Finance and Administration

                                     EXHIBIT "A"

                                    LIST OF LEASES

                                     EXHIBIT "E"

                             BILL OF SALE AND ASSIGNMENT


    THIS BILL OF SALE AND ASSIGNMENT ("BILL OF SALE") is made and entered into as of the ___ day of ___________, 1997, by FIRST ALEXANDRIA ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership ("TRANSFEROR"), to and for the benefit of AIMCO PROPERTIES, L.P., a Delaware limited partnership
("TRANSFEREE").

                                   R E C I T A L S

    WHEREAS, Transferor is the owner of that certain parcel of real property located in the City of Alexandria, County of Fairfax, Commonwealth of Virginia (the "REAL PROPERTY"), as more particularly described on EXHIBIT "A" attached hereto and incorporated herein by reference;

    WHEREAS, Transferee and Transferor have entered into that certain Acquisition and Contribution Agreement and Joint Escrow Instructions, dated as of _________, 1997 (the "ACQUISITION AGREEMENT"), with respect to, among other things, the acquisition of the "Personal Property" and the "Intangible Property" (each as defined below), and certain other property; and

    WHEREAS, the Acquisition Agreement requires Transferor to convey all of Transferor's right, title and interest in, to and under the Personal Property and the Intangible Property to Transferee.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor hereby agrees as follows:

                                  A G R E E M E N T

    1. Unless the context otherwise requires, all capitalized terms used but not otherwise defined herein shall have the respective meanings provided therefor in the Acquisition Agreement.

    2. Transferor does hereby unconditionally, absolutely, and irrevocably grant, bargain, sell, transfer, assign, convey, set over and deliver unto Transferee all of Transferor's right, title and interest in and to:

         a. all of that certain tangible personal property, equipment and supplies owned by Transferor and situated at the Real Property and used by Transferor in connection with the use, operation, maintenance or repair of all or any portion of the Real Property; and

         b. all of that certain intangible property owned by Transferor and used by Transferor in connection with all or any portion of the Real Property and/or the Personal Property, including, without limitation, all of Transferor's right, title and interest in, to and under: (i) all contract rights, books, records, reports, test results, environmental assessments, if any, as-built plans, specifications and other similar documents and materials relating to the use, operation, maintenance, repair, construction or fabrication of all or any portion of the Real Property or the Personal Property; (ii) all rights, if any, in and to the names used by Transferor in operating the Property, including, without limitation, "Foxchase of Alexandria" and "Foxchase Apartments;" (iii) all transferable business licenses, architectural, site, landscaping or other permits, applications, approvals, authorizations and other entitlements affecting any portion of the Real Property; and (iv) all transferable guarantees, warranties and utility contracts relating to all or any portion of the Real Property.

    3. Transferor represents and warrants that it has good title to the Property and that the Property is free and clear of all options, claims, liens, mortgages, pledges, security interests, prior assignments, encumbrances, covenants, conditions, restrictions and any other matters affecting title, other than the Permitted Exceptions.

    4. This Bill of Sale shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

    5. This Bill of Sale and the legal relations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the Commonwealth of Virginia, without regard to its principles of conflicts of law.

    IN WITNESS WHEREOF, this Bill of Sale was made and executed as of the date first above written.


                                  TRANSFEROR:

                                  FIRST ALEXANDRIA ASSOCIATES
                                  LIMITED PARTNERSHIP,
                                  a Virginia limited partnership

                                  By:  THE NATIONAL HOUSING
                                       PARTNERSHIP,
                                       a District of Columbia limited
                                       partnership
                                  Its: General Partner

                                       By:  NATIONAL CORPORATION
                                            FOR HOUSING PARTNERSHIPS,
                                            a District of Columbia corporation
                                       Its: General Partner



                                            By:
                                                 ------------------------
                                                 Tom Toomey
                                                 Executive Vice President

                                     EXHIBIT "F"

                                INVESTOR QUESTIONNAIRE


                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                          INDIVIDUAL INVESTOR QUESTIONNAIRE


To: Apartment Investment and Management Company

    The information contained in this Questionnaire is being furnished in order to determine whether the undersigned meets the suitability standards for an investment in units of limited partnership (the "Securities") of AIMCO Properties, L.P., a Delaware limited partnership (the "Company").

    ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned understands that the Company may be required to report the offering in public filings with the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

    IN ADDITION TO SIGNING THE SIGNATURE PAGE, YOU MUST COMPLETE A FORM W-9.

--------------------------------------------------------------------------------
    IF YOU ARE PURCHASING SECURITIES WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    IF YOU ARE PURCHASING SECURITIES WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE AND FORM W-9.
--------------------------------------------------------------------------------

I.  PLEASE INDICATE DESIRED TYPE OF OWNERSHIP OF SECURITIES.

    / /  Individual
    / /  Joint Tenants (rights of survivorship)
    / /  Tenants in Common (no rights of survivorship)

II. PLEASE CHECK ANY OF THE STATEMENTS 1-6 BELOW THAT APPLIES TO YOU

    / /  1.   I have an individual net worth* or joint net worth with my spouse in excess of $1,000,000.

    / /  2.   I have had an individual income* in excess of $200,000 in each of the two most recent years, and I reasonably expect an individual income in excess of $200,000 for the current year. NOTE: IF YOU
              ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN
              INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN
              ORDER TO CHECK THIS BOX.

    / /  3.   My spouse and I have had a joint income in excess of $300,000 in each of the two most recent years, and I reasonably expect a joint income in excess of $300,000 for the current year.

    / /  4.   I am a Massachusetts resident, and my investment in the
              Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.




--------------------
  * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income," an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                        F-1-2

    / /  5.   I am a resident of Alabama or Wisconsin and, either alone or with my representative, I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.

    / /  6.   I am a director or executive officer of the Company.


III. OTHER CERTIFICATIONS

    By signing the Signature Page, I certify as follows (or, if I am purchasing Securities with my spouse as co-owner, each of us certifies as follows):

    (a)  that I am at least 21 years of age;

    (b) that my purchase of Securities will be solely for my own account and not for the account of any other person (other than my spouse, if co-owner); and

    (c) that the name, residence address and social security or taxpayer identification number, as set forth in this Questionnaire, are true, correct and complete.


IV. GENERAL INFORMATION.

    (a)  PURCHASER.

Name:

--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:

--------------------------------------------------------------------------------

Residence Address:

--------------------------------------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------



                                        F-1-3

--------------------------------------------------------------------------------
    (City)                        (State)                  (Zip Code)

Residence Telephone Number:

--------------------------------------------------------------------------------
    (Area Code)         (Number)

Business Name and Address:

--------------------------------------------------------------------------------
                                  (Name of Business)

--------------------------------------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------
    (City)                   (State)                  (Zip Code)

Business Telephone Number:

--------------------------------------------------------------------------------
    (Area Code)                   (Number)

I prefer to have correspondence sent to:  / / Residence / / Business

    (b)  SPOUSE, IF CO-OWNER.

Name:

--------------------------------------------------------------------------------

Social Security or Taxpayer Identification Number:

--------------------------------------------------------------------------------

Residence Address (if different from Purchaser's):

--------------------------------------------------------------------------------
    (Number and Street)


                                        F-1-4

--------------------------------------------------------------------------------
    (City)                        (State)             (Zip Code)

Residence Telephone Number (if different from Purchaser's):

--------------------------------------------------------------------------------
    (Area Code)              (Number)

Business Name and Address (if different from Purchaser's):

--------------------------------------------------------------------------------
                                   (Business Name)

--------------------------------------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------
    (City)                   (State)                  (Zip Code)

Business Telephone Number (if different from Purchaser's):

--------------------------------------------------------------------------------
         (Area Code)              (Number)

I prefer to have correspondence sent to: / / Residence / / Business



                                        F-1-5

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                              INDIVIDUAL SIGNATURE PAGE


    Your signature on this Individual Signature Page evidences your agreement to be bound by the QUESTIONNAIRE.

    The undersigned represents that (a) he or she has read and understands the Private Placement Memorandum of Apartment Investment and Management Company relating to Securities, (b) the information contained in this Questionnaire is complete and accurate and (c) he or she will notify Apartment Investment and Management Company immediately if any material change in any of this information occurs before the undersigned acquires Securities and will promptly send written confirmation of such change.

                                  ---------------------------------------------
                                  Date


                                       ----------------------------------------
                                       Signature


                                       ----------------------------------------
                                       Name (Please Type or Print)


                                       ----------------------------------------
                                       Signature of Spouse if Co-Owner


                                       ----------------------------------------
                                       Name of Spouse if Co-Owner
                                       (Please Type or Print)

--------------------------------------------------------------------------------
    IF YOU ARE PURCHASING UNITS WITH YOUR SPOUSE, YOU MUST BOTH SIGN THE SIGNATURE PAGE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    IF YOU ARE PURCHASING UNITS WITH ANOTHER PERSON NOT YOUR SPOUSE, YOU MUST EACH FILL OUT A SEPARATE QUESTIONNAIRE AND FORM W-9. PLEASE MAKE A PHOTOCOPY OF THE INDIVIDUAL INVESTOR QUESTIONNAIRE AND RETURN BOTH COMPLETED QUESTIONNAIRES AND FORMS W-9 TO APARTMENT INVESTMENT AND MANAGEMENT COMPANY IN THE SAME ENVELOPE.
--------------------------------------------------------------------------------

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE


                                        F-1-6

TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.




                                        F-1-7

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                              PARTNERSHIP QUESTIONNAIRE


To: Apartment Investment and Management Company

    The information contained in this Questionnaire is being furnished in order to determine whether the undersigned meets the suitability standards for an investment in units of limited partnership (the "Securities") of AIMCO Properties, L.P., a Delaware limited partnership (the "Company").

    ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Partnership understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Partnership understands that the Company may be required to report the offering in public filings with the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

    IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED PARTNERSHIP MUST COMPLETE A FORM W-9.

I.  PLEASE CHECK ANY OF THE STATEMENTS 1-3 BELOW THAT APPLIES TO THE
PARTNERSHIP.

    / /  1.   The undersigned Partnership:  (a) has total assets in excess of
              $5,000,000; and (b) was not formed for the specific purpose of acquiring Securities.

    / /  2.   Each of the partners of the undersigned Partnership is able to certify that such partner meets at least one of the following four conditions:

              (a) the partner is a natural person whose individual net worth* or joint net worth with his or her spouse is in excess of $1,000,000; or

-----------------------
  * For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income," an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claims as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                        F-2-1

              (b) the partner is a natural person whose individual income* was in excess of $200,000 in each of the two most recent years, and who reasonably expects an individual income in excess of $200,000 in the current year;

              (c) Each of the partners of the undersigned Partnership is able to certify that such partner is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the two most recent years, and who reasonably expects a joint income in excess of $300,000 in the current year; or

              (d) the partner is a director or executive officer of the Company.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY A GENERAL PARTNER OF THE UNDERSIGNED PARTNERSHIP LISTING THE NAME OF EACH PARTNER (WHETHER A GENERAL OR LIMITED PARTNER) AND THE REASON (UNDER STATEMENT 2 OR STATEMENT 3) SUCH PARTNER QUALIFIED AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH PARTNER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

II. IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I ABOVE, EACH PARTNER MUST CHECK ANY OF THE STATEMENTS 1-6 BELOW THAT APPLIED TO SUCH PARTNER AND SIGN WHERE INDICATED.

    / /  1.   I have an individual net worth or joint net worth with my spouse in excess $1,000,000.

    / /  2.   I have had an individual income in excess of $200,000 in each of the two most recent years, and I reasonably expect an individual income in excess of $200,000 for the current year. NOTE: IF YOUR
              PARTNERSHIP INTEREST IS HELD JOINTLY WITH YOUR SPOUSE, YOU MUST
              EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF
              THESE YEARS IN ORDER TO CHECK THIS BOX.

    / /  3.   My spouse and I have had a joint income in excess of $300,000 in each of the two most recent years, and I reasonably expect a joint income in excess of $300,000 for the current year.


                                        F-2-2

    / /  4.   I am a Massachusetts resident, and my investment in the
              Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

    / /  5.   I am a resident of Alabama or Wisconsin and, either alone or with my representative, I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.

    / /  6.   I am a director or executive officer of the Company.


                                       ------------------------
                                       Print Name of Partner(s)


                                       ------------------------
                                       Signature of Partner(s)

III.     OTHER CERTIFICATIONS.

    By signing the Signature Page, the undersigned Partnership certifies as follows:

    (a) that the Partnership's purchase of the Securities will be solely for the Partnership's own account and not for the account of any other person; and

    (b) that the Partnership's name, address of principal place of business, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.


IV. GENERAL INFORMATION.

    (a)  PURCHASER.

Name:
    ---------------------------------------------------------------------------

Principal Place of Business
                          -----------------------------------------------------
                                 (Number and Street)


                                        F-2-3

--------------------------------------------------------------------------------
    (City)                                 (State)              (Zip Code)

Address for Correspondence (if different):

--------------------------------------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------
    (City)                   (State)                  (Zip Code)

Telephone Number:
                ---------------------------------------------------------------
                (Area Code)                   (Number)

State in which Formed:
                     ----------------------------------------------------------

Date of Formation:
                  --------------------------------------------------------------

Taxpayer Identification Number:
                               -------------------------------------------------

Number of Partners:
                   -------------------------------------------------------------

    (b) THE PERSON WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE PARTNERSHIP.

Name:
     ---------------------------------------------------------------------------

Position or Title:
                  --------------------------------------------------------------

    (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL PARTNERS WHOSE SIGNATURES MUST APPEAR ON PAGE B-3.

Name(s) of Individual Partners:
                               -------------------------------------------------

                               -------------------------------------------------

                               -------------------------------------------------



                                        F-2-4

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                              PARTNERSHIP SIGNATURE PAGE


    Your signature on this Partnership Signature Page evidences the agreement by the Partnership to be bound by the Questionnaire.

    1. The undersigned Partnership represents that (a) the undersigned has read and understands the Private Placement Memorandum of Apartment Investment and Management Company relating to Securities, (b) the information contained in this Questionnaire is complete and accurate and (c) the Partnership will notify Apartment Investment and Management Company immediately if any material change in any of this information occurs before the undersigned Partnership acquires Securities and will promptly send written confirmation of such change.

    2. The undersigned Partnership hereby represents and warrants that the person signing this Questionnaire on behalf of the Partnership is duly authorized to acquire the Securities and execute this Questionnaire on behalf of the Partnership and, further, that the undersigned Partnership has all requisite authority to purchase Securities and execute this Questionnaire.


                             ---------------------------------------------
                             Date


                                  ---------------------------------------------
                                  Name of Partnership (Please Type or Print)


                                  By:
                                     ------------------------------------------
                                  (Signature)


                                  Name:
                                       ----------------------------------------
                                  (Please Type or Print)


                                  Title:
                                        ---------------------------------------
                                  (Please Type or Print)


                                        F-2-5

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.







                                        F-2-6

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                              CORPORATION QUESTIONNAIRE


To: Apartment Investment and Management Company

    The information contained in this Questionnaire is being furnished in order to determine whether the undersigned meets the suitability standards for an investment in units of limited partnership (the "Securities") of AIMCO Properties, L.P., a Delaware limited partnership (the "Company").

    ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Corporation understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Corporation understands that the Company may be required to report the offering in public filings with the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

    IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED CORPORATION MUST COMPLETE A FORM W-9.

I.  PLEASE CHECK ANY OF THE STATEMENTS 1-3 BELOW THAT APPLIES TO THE
    CORPORATION.

    / /  1.   The undersigned Corporation:  (a) has total assets in excess of
              $5,000,000; and (b) was not formed for the specific purpose of acquiring Securities.

    / /  2.   Each of the shareholders of the undersigned Corporation is able to certify that such shareholder meets at least one of the following three conditions:


                                        F-3-1

              (a) the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse is in excess of $1,000,000; or

              (b) the shareholder is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years, and who reasonably expects an individual income in excess of $200,000 in the current year; or

              (c) each of the shareholders of the undersigned Corporation is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the two most recent years, and who reasonably expects a joint income in excess of $300,000 in the current year.

    / /  3.   The undersigned Corporation is:

         (a)  a bank as defined in Section 3(a) (2) of the Securities Act; or

         (b)  a savings and loan association or other institution as defined in
              Section 3(a) (5) (A) of the Securities Act whether acting in its individual or fiduciary capacity; or

         (c) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

         (d) an insurance company as defined in Section 2(13) of the Securities Act; or

         (e) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a) (48) of the Investment Company Act of 1940; or

------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income," an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                        F-3-2

         (f) a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

         (g) a private business development as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 2 OR STATEMENT 3 IN SECTION I AND DID NOT CHECK STATEMENT 1, YOU MUST PROVIDE A LETTER SIGNED BY AN OFFICER OF THE UNDERSIGNED CORPORATION LISTING THE NAME OF EACH SHAREHOLDER AND THE REASON (UNDER STATEMENT
2) WHY SUCH SHAREHOLDER QUALIFIES AS AN ACCREDITED INVESTOR (ON THE BASIS OF NET WORTH, INDIVIDUAL INCOME OR JOINT INCOME), OR EACH SHAREHOLDER MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


II. IF YOU CHECKED STATEMENT 2 IN I ABOVE, EACH SHAREHOLDER MUST CHECK ANY OF THE STATEMENTS 1-6 BELOW THAT APPLIES TO SUCH SHAREHOLDER AND SIGN BELOW WHERE INDICATED.

    / /  1.   I have an individual net worth or joint net worth with my spouse in excess of $1,000,000.

    / /  2.   I have had an individual income in excess of $200,000 in each of the two most recent years, and I reasonably expect an individual income in excess of $200,000 for the current year. NOTE: IF YOU
              HOLD SHARES IN THE UNDERSIGNED CORPORATION JOINTLY WITH YOUR
              SPOUSE, YOU MUST EACH HAVE AN INDIVIDUAL INCOME IN EXCESS OF
              $200,000 IN EACH OF THESE YEARS IN ORDER TO CHECK THIS BOX.

    / /  3.   My spouse and I have had a joint income in excess of $300,000 in each of the two most recent years, and I reasonably expect a joint income in excess of $300,000 for the current year.

    / /  4.   I am a Massachusetts resident, and my investment in Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.


                                        F-3-3

    / /  5.   I am a resident of Alabama or Wisconsin and, either alone or with my representative, I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.








                                        F-3-4

    / /  6.   I am a director or executive officer of the Company.


                                       -------------------------
                                       Print Name of Shareholder(s)


                                       -------------------------
                                       Signature of Shareholder(s)


III. OTHER CERTIFICATIONS.

    By signing the Signature Page, the undersigned Corporation certifies as follows:

    (a) that the Corporation's purchase of the Securities will be solely for the Corporation's own account and not for the account of any other person or entity; and

    (b) that the Corporation's name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.


IV. GENERAL INFORMATION.

    (a)  PROSPECTIVE PURCHASER (THE CORPORATION):

Name:
    ---------------------------------------------------------------------------

Principal Place of Business
                          -----------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------
    (City)                        (State)                       (Zip Code)

Address for Correspondence (if different):
                                         --------------------------------------
                                            (Number and Street)

--------------------------------------------------------------------------------
    (City)                   (State)                  (Zip Code)

                                        F-3-5

Telephone Number:
               ----------------------------------------------------------------
                  (Area Code)                    (Number)

State of Incorporation:
                      ---------------------------------------------------------

Date of Formation:
                 --------------------------------------------------------------

Taxpayer Identification Number:
                              -------------------------------------------------

Number of Shareholders:
                      ---------------------------------------------------------

    (b) THE INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION

Name:
    ---------------------------------------------------------------------------

Position or Title:
                 --------------------------------------------------------------

    (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF INDIVIDUAL SHAREHOLDERS WHOSE SIGNATURES MUST APPEAR ON PAGE C-4.

Name(s) of Shareholders:
                        -------------------------------------------------------

                        -------------------------------------------------------

                        -------------------------------------------------------





                                        F-3-6

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                              CORPORATION SIGNATURE PAGE


    Your signature on this Corporation Signature Page evidences your agreement to be bound by the Questionnaire.

    8.17.1. The undersigned Corporation represents that (a) the undersigned has read and understands the Private Placement Memorandum of Apartment Investment and Management Company relating to the Securities, (b) the information contained in this Questionnaire is complete and accurate and (c) the Corporation will notify Apartment Investment and Management Company immediately if any material change in any of this information occurs before the undersigned Corporation acquires Securities and will promptly send written confirmation of such change.

    8.17.2 The undersigned Corporation hereby represents and warrants that the person signing this Questionnaire on behalf of the Corporation is duly authorized to acquire the Securities and execute this Questionnaire on behalf of the Corporation and, further, that the undersigned Corporation has all requisite authority to purchase Securities and execute this Questionnaire.

                             --------------------------------------------------
                             Date


                                  ---------------------------------------------
                                  Name of Corporation
                                  (Please Type or Print)


                                  By:
                                     ------------------------------------------
                                  (Signature )


                                  Name:
                                       ----------------------------------------
                                  (Please Type or Print)


                                  Title:
                                        ---------------------------------------
                                  (Please Type or Print)


                                        F-3-7

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.







                                        F-3-8

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                                 TRUST QUESTIONNAIRE


To: Apartment Investment and Management Company

    The information contained in this Questionnaire is being furnished in order to determine whether the undersigned meets the suitability standards for an investment in units of limited partnership (the "Securities") of AIMCO Properties, L.P., a Delaware limited partnership (the "Company").

    ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Trust understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Trust understands that the Company may be required to report the offering in public filings with the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

         IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED TRUST MUST COMPLETE A FORM W-9.

I.  PLEASE CHECK STATEMENTS 1 OR 2 BELOW, AS APPLICABLE.


    / /  8.17.3    (a)  the Trust has total assets in excess of $5,000,000; AND

                   (b) the Trust was not formed for the specific purpose of acquiring Securities; AND

                   (c) the purchase by the Trust is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in the Securities.

    / /  8.17.4    The Trust is a revocable grantor Trust which the grantor may revoke at any time without the consent or approval of any other person; the grantor retains sole investment control over the assets of the trust; and



                                        F-4-1

                   (a) the grantor is a natural person whose individual net worth (*) or joint net worth with the grantor's spouse is in excess of $1,000,000; or

                   (b) the grantor is a natural person who had an individual income* in excess of $200,000 in each of the two most recent years, and who reasonably expects an individual income in excess of $200,000 in the current year; or

                   (c) the grantor is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of the two most recent years, and who reasonably expects a joint income in excess of $300,000 in the current year; or

                   (d) the grantor is a director or executive officer of the Company.

   ----------------------------------------------------------------------------
    IF THE TRUST IS A REVOCABLE GRANTOR TRUST, EACH GRANTOR MUST PHOTOCOPY AND
     COMPLETE SECTION II BELOW.
   ----------------------------------------------------------------------------

II. FOR REVOCABLE GRANTOR TRUST ONLY: PLEASE CHECK ANY OF STATEMENTS 1-6 BELOW THAT APPLY TO THE GRANTOR

    / /  8.17.5    I have an individual net worth or joint net worth with my
                   spouse in excess $1,000,000.

    / /  8.17.6    I have had an individual income in excess of $200,000 in
                   each of the two most recent years, and I reasonably expect an individual income in excess of $200,000 for the current year.

    / /  8.17.7    My spouse and I have had a joint income in excess of
                   $300,000 in each of the two most recent years, and I reasonably expect a joint income in excess of $300,000 for the current year.

----------------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total liabilities. In determining "income," an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claims as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                        F-4-2

    / /  8.17.8    I am a Massachusetts resident, and my investment in the
                   Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

    / /  8.17.9    I am a resident of Alabama or Wisconsin and, either alone or with my representative, I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.

    / /  8.17.10   I am a director or executive officer of the Company.


                                            ------------------------------
                                            Name of Grantor(s)


                                            ------------------------------
                                            Signature of Grantor(s)


III. OTHER CERTIFICATIONS.

    By signing the Signature Page, the undersigned certifies as follows:

    (a) that the Trust's purchase of Securities will be solely for the Trust's own account and not for the account of any other person;

    (b) that the Trust's purchase of the Securities is within the investment powers and authority of the Trust (as set forth in the declaration of trust or other governing instrument) and that all necessary consents, approvals and authorizations for such purchase have been obtained and that each person who signs the Signature Page has all requisite power and authority as trustee to execute this Questionnaire on behalf of the Trust;

    (c)       that the Trust has not been established in connection with either
              (i) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (ii) a plan described in Section 4975(e) (i) of the Internal Revenue Code; and

    (d) that the Trust's name, address, place of formation and taxpayer identification number, as set forth in this Questionnaire, are true, correct and complete.


                                        F-4-3

IV. GENERAL INFORMATION.
    (a)       PROSPECTIVE PURCHASER (THE TRUST):

Name:
    ---------------------------------------------------------------------------

Address:
       ------------------------------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------
         (City)                             (State)                  (Zip Code)

Address for Correspondence (if different):
                                         --------------------------------------
                                            (Number and Street)

--------------------------------------------------------------------------------
         (City)                             (State)                  (Zip Code)

Telephone Number:
                ---------------------------------------------------------------
                             (Area Code)                   (Number)

State in which Formed:
                     ----------------------------------------------------------

Date of Formation:
                 --------------------------------------------------------------

Taxpayer Identification Number:
                              -------------------------------------------------

    (b)  TRUSTEE(S) WHO ARE EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE
         TRUST.

Name(s) of Trustee(s):
                     ----------------------------------------------------------

If Grantor Trust, Name(s) of Grantor(s):
                                       ----------------------------------------

    (c) IF SECTION III HAS BEEN COMPLETED, NAMES OF INDIVIDUAL GRANTORS WHOSE SIGNATURES MUST APPEAR ON PAGE D-3.

Name(s) of Grantors:
                        -------------------------------------------------------

                        -------------------------------------------------------

                        -------------------------------------------------------

                        -------------------------------------------------------

--------------------------------------------------------------------------------
THE TRUST SHOULD ATTACH A COPY OF THE TRUST AGREEMENT, DECLARATION OF TRUST OR OTHER GOVERNING INSTRUMENT, AS AMENDED, AS WELL AS ALL OTHER DOCUMENTS THAT AUTHORIZE THE TRUST TO INVEST IN SECURITIES. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------


                                        F-4-4

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                                 TRUST SIGNATURE PAGE

    Your signature on this Trust Signature Page evidences the agreement by the Trustee, on behalf of the Trust, to be bound by the Questionnaire.

    1. The undersigned Trust represents that (a) the undersigned has read and understands the Private Placement Memorandum of Apartment Investment and Management Company relating to the Securities, (b) the information contained in this Questionnaire is complete and accurate and (c) the Trust will notify Apartment Investment and Management Company immediately if any material change in any of this information occurs before the Trust acquires Securities and will promptly send written confirmation of such change.

    2. The undersigned Trust hereby represents and warrants that the person signing this Questionnaire on behalf of the Trust is duly authorized to acquire the Securities and to execute this Questionnaire on behalf of the Trust and, further, that the undersigned Trust has all requisite authority to purchase such Securities.


                                                 ------------------------------
                                                 Date
Please Type or Print the Exact
Legal Title of Trust as follows:
Trustee's name, as trustee for                   Title of Trust
[Name of Grantor] under Agreement                ------------------------------
[or Declaration] of Trust dated
[Date of Trust Formation]                        Name of
                                                 Trustee:
                                                         ----------------------
                                                         (Please Type or Print)


                                                 By:
                                                    ---------------------------
                                                      (Signature of Trustee)

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.


                                        F-4-5

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                            RETIREMENT PLAN QUESTIONNAIRE


To: Apartment Investment and Management Company

    The information contained in this Questionnaire is being furnished in order to determine whether the undersigned meets the suitability standards for an investment in units of limited partnership (the "Securities") of AIMCO Properties, L.P., a Delaware limited partnership (the "Company").

    ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned Retirement Plan understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Securities is exempt from registration under the Securities Act of 1933, as amended, or meets the requirements of applicable state securities or "blue sky" laws. Further, the undersigned Retirement Plan understands that the Company may be required to report the offering in public filings with the Securities and Exchange Commission and to various state securities or "blue sky" regulators.

    IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED RETIREMENT PLAN MUST COMPLETE A FORM W-9.

I.  PLEASE CHECK ANY OF THE FOLLOWING STATEMENTS, AS APPLICABLE:

    / /1. The undersigned Retirement Plan certifies that it is a Keogh plan or Individual Retirement Account in which each participant satisfies at least one of the following conditions:

              (a) such person's individual net worth or joint net worth with his or her spouse is in excess of $1,000,000; or


----------------------
* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining "income," an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                                        F-5-1

              (b) such person has an individual income* in excess of $200,000 in each of the two most recent years, and reasonably expects an individual income in excess of $200,000 in the current year; or

              (c) such person, together with his or her spouse, had a joint income in excess of $300,000 in each of the two most recent years, and reasonably expects a joint income in excess of $300,000 in the current year.

    2. The undersigned Retirement Plan certifies that it is an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and:

    / / (a) The undersigned Retirement Plan is self-directed, and each such person directing his account and for whom the investment is being made satisfies at least one of the following conditions:

              (i) such person's individual net worth or joint net worth with his or her spouse exceeds $1,000,000; or

              (ii) such person had an individual income in excess of $200,000 in each of the two most recent years, and reasonably expects an individual income in excess of $200,000 in the current year; or

              (iii) such person, together with his or her spouse, had a joint income in excess of $300,000 in each of the two most recent years, and reasonably expects a joint income in excess of $300,000 in the current year.

              (iv) such person is a director or executive officer of the Company.

 / /     (b)  The undersigned Retirement Plan has total assets in excess of
              $5,000,000; or

 / /     (c)  The investment decisions are made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, savings and loan association, insurance company or registered investment advisor.

--------------------------------------------------------------------------------
IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST PHOTOCOPY AND COMPLETE SECTION II BELOW.
--------------------------------------------------------------------------------

                                        F-5-2

II. IF YOU CHECKED STATEMENT 1 OR STATEMENT 2(a) IN SECTION I ABOVE, EACH RETIREMENT PLAN PARTICIPANT FOR WHOSE ACCOUNT THE INVESTMENT IS BEING MADE MUST CHECK ANY OF THE STATEMENTS 1-6 BELOW THAT APPLIES TO SUCH PARTICIPANT.

   / /   1.   I have an individual net worth or joint net worth with my spouse in excess of $ 1,000,000.

   / /   2.   I have had an individual income in excess of $200,000 in each of the two most recent years, and I reasonably expect an individual income in excess of $200,000 for the current year. NOTE: IF YOU
              ARE BUYING JOINTLY WITH YOUR SPOUSE, YOU MUST EACH HAVE AN
              INDIVIDUAL INCOME IN EXCESS OF $200,000 IN EACH OF THESE YEARS IN
              ORDER TO CHECK THIS BOX.

   / /   3.   My spouse and I have had a joint income in excess of $300,000 in each of the two most recent years, and I reasonably expect a joint income in excess of $300,000 for the current year.

   / /   4.   I am a Massachusetts resident, and my investment in the
              Securities does not exceed 25% of my net worth or, if I am married, 25% of the combined net worth of my spouse and me, excluding principal residence and home furnishings.

   / /   5.   I am a resident of Alabama or Wisconsin and, either alone or with my representative, I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of this investment.

   / /   6.   I am a director or executive officer of the Company.



                                       -----------------------------------
                                       Print Name of Participant



                                       -----------------------------------
                                       Signature of Participant


                                        F-5-3

III. OTHER CERTIFICATIONS.

    By signing the Signature Page, the undersigned Retirement Plan certifies as follows:

    (a) that the Retirement Plan's purchase of Securities will be solely for the Retirement Plan's own account and not for the account of any other person or entity;

    (b) that the Retirement Plan's governing documents duly authorize the type of investment contemplated herein, and the undersigned is authorized and empowered to make such investment on behalf of the Retirement Plan; and

    (c) that the Retirement Plan's name, address, place of formation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.


IV. GENERAL INFORMATION.

    (a)  PROSPECTIVE PURCHASER (THE RETIREMENT PLAN):

Name:
      -------------------------------------------------------------------------

Address:
         ----------------------------------------------------------------------
                                 (Number and Street)

--------------------------------------------------------------------------------
    (City)                        (State)                       (Zip Code)

Address for Correspondence (if different):
                                         --------------------------------------
                                            (Number and Street)

--------------------------------------------------------------------------------
         (City)                   (State)                  (Zip Code)

Telephone Number:
                  -------------------------------------------------------------
                  (Area Code)                   (Number)

State in which Formed:
                       --------------------------------------------------------

Date of Formation:
                   ------------------------------------------------------------

Taxpayer Identification Number:
                                -----------------------------------------------


                                        F-5-4

    (b) THE INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE RETIREMENT PLAN (TRUSTEE FOR AN EMPLOYEE BENEFIT PLAN; CUSTODIAN FOR AN IRA OR KEOGH):

Name:
      -------------------------------------------------------------------------

Position or Title:
                 --------------------------------------------------------------

    (c) IF SECTION II HAS BEEN COMPLETED, NAMES OF PARTICIPANTS WHOSE SIGNATURES MUST APPEAR ON PAGE E-4.

Name(s) of Participants:
                             --------------------------------------------------

                             --------------------------------------------------

                             --------------------------------------------------


--------------------------------------------------------------------------------
THE RETIREMENT PLAN SHOULD TO ATTACH COPIES OF ALL DOCUMENTS GOVERNING THE PLAN, AS WELL AS ALL OTHER DOCUMENTS AUTHORIZING THE RETIREMENT PLAN TO INVEST IN THE SECURITIES. INCLUDE, AS NECESSARY, THE TRUST AGREEMENT AND DOCUMENTS DEFINING PERMITTED INVESTMENTS BY THE RETIREMENT PLAN AND DEMONSTRATING AUTHORITY OF THE SIGNING INDIVIDUAL TO ACT ON BEHALF OF THE PLAN. ALL DOCUMENTATION MUST BE COMPLETE AND CORRECT.
--------------------------------------------------------------------------------



                                        F-5-5

                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                            RETIREMENT PLAN SIGNATURE PAGE

    Your signature on this Retirement Plan Signature Page evidences the agreement by the Retirement Plan to be bound by the Questionnaire.

    1. The undersigned Retirement Plan hereby represents that (a) the undersigned has read and understands the Private Placement Memorandum of Apartment Investment and Management Company relating to Securities, (b) the information contained in this Questionnaire is complete and accurate and (c) the Retirement Plan will notify Apartment Investment and Management Company immediately if any material change in any of this information occurs before the undersigned Retirement Plan acquires Securities and will promptly send written confirmation of such change

    2. The undersigned hereby represents and warrants that the person signing this Questionnaire on behalf of the Retirement Plan is duly authorized to acquire the Securities and execute this Questionnaire on behalf of the Retirement Plan and, further, that the undersigned Retirement Plan has all requisite authority to purchase Securities and execute this Questionnaire.


                                  -------------------------------
                                  Date


                                  -------------------------------
                                  Name of Retirement Plan
                                  (Please Type or Print)

                                  By:
                                     ----------------------------
                                       (Signature)

                                  Name:
                                       --------------------------
                                       (Please Type or Print)

                                  Title:
                                        -------------------------

    THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL, CONCURRED IN BY COUNSEL TO THE COMPANY, HAS BEEN DELIVERED TO THE EFFECT THAT REGISTRATION OF SUCH SECURITIES IS NOT REQUIRED.



                                        F-5-6

                                     EXHIBIT "G"

                            ACKNOWLEDGEMENT AND ACCEPTANCE
                           OF ADMISSION OF LIMITED PARTNER


    Acknowledgement AND ACCEPTANCE OF ADMISSION OF LIMITED PARTNER, dated as of
                 , 1997 (this "ACKNOWLEDGEMENT"), by and between AIMCO-GP, Inc., a Delaware corporation ("AIMCO-GP"), and First Alexandria Associates Limited Partnership, a Virginia limited partnership (the "ADMITTED"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in that certain Second Amended and Restated Agreement of Limited Partnership of AIMCO PROPERTIES, L.P., dated as of July 29, 1994 (as amended, the "PARTNERSHIP AGREEMENT").

    WHEREAS, AIMCO-GP is the general partner of AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "PARTNERSHIP" or "AIMCO OP"), under the Partnership Agreement;

    WHEREAS, the Admitted has contributed to the Partnership certain assets in exchange for Partnership Common Units; and

    WHEREAS, AIMCO-GP desires to evidence the admission of the Admitted as an Additional Limited Partner in the Partnership, and the Admitted desires to evidence acceptance of such admission to the Partnership.

    NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, subject to the terms and conditions set forth herein, the parties hereby agree as follows:

    1. EXHIBIT "A" to the Partnership Agreement is hereby amended and supplemented by the addition of the line items set forth in EXHIBIT "A" attached to this Acknowledgement.

    2. In accordance with Sections 4.2A and 12.2.A of the Partnership Agreement, AIMCO-GP hereby admits the Admitted as an Additional Limited Partner of the Partnership with the interests in the Partnership set forth in EXHIBIT "A" to this Acknowledgement.

    3. AIMCO-GP hereby certifies that a true and correct copy of the Partnership Agreement is annexed hereto as EXHIBIT "B" and is made a part hereof.

    4. This Acknowledgement shall be binding upon the parties hereto and their respective successors, assigns, heirs and legal representatives and may be relied upon by them and by other third parties.

    5. By its signature below, the Admitted hereby accepts admission to the Partnership as an Additional Limited Partner and agrees to be bound by all of the provisions of the Partnership Agreement, which are incorporated herein by this reference, including, without limitation, the power of attorney set forth in Section 2.4 of the Partnership Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed this Acknowledgement and the attachment counterpart signature page to the Partnership Agreement effective as of the date first written above.

                        AIMCO-GP:
                        AIMCO-GP, INC.,
                        a Delaware corporation


                        By:
                           -----------------------------------------------
                             Harry Alcock
                             Vice President

                        THE ADMITTED:
                        FIRST ALEXANDRIA ASSOCIATES
                        LIMITED PARTNERSHIP,
                        a Virginia limited partnership

                        By:  THE NATIONAL HOUSING
                             PARTNERSHIP,
                             a District of Columbia limited partnership
                        Its: General Partner

                             By:  NATIONAL CORPORATION
                                  FOR HOUSING PARTNERSHIPS,
                                  a District of Columbia corporation
                             Its: General Partner

                                  By:
                                       -----------------------------------
                                       Tom Toomey
                                       Executive Vice President
                                       Finance and Administration

                                     EXHIBIT "A"

                  PARTNERS, CONTRIBUTIONS AND PARTNERSHIP INTERESTS


--------------------------------------------------------------------------------
               NAME AND ADDRESS OF                  NET AGREED     PARTNERSHIP
            ADDITIONAL LIMITED PARTNER               VALUE OF        COMMON
                                                   CONTRIBUTED        UNITS
                                                     PROPERTY
--------------------------------------------------------------------------------
 First Alexandria Associates
 Limited Partnership

 Address:
 -------
 c/o The National Housing Partnership
 8065 Leesburg Pike, Suite 400
 Vienna, VA 22182-2738
 Attention:  General Counsel


--------------------------------------------------------------------------------

                                     EXHIBIT "B"

                              THE PARTNERSHIP AGREEMENT